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                 Meristar Hospitality Corporation Profits-Only
                   Operating Partnership Units ("POPs") Plan


          I.  Purpose.  The purposes of this Meristar Hospitality Corporation
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Profits-Only Operating Partnership Units ("POPs") Plan (the "Plan") are to
promote the interests of Meristar Hospitality Corporation (the "Issuer") and its participating affiliates, including Meristar Hospitality Operating Partnership, L.P. (the "Company") by (i) attracting and retaining officers, directors, employees and consultants of the Issuer and its participating affiliates and
(ii) enabling such individuals to acquire an equity interest in and participate in the long-term growth and financial success of the Company.

          II.  Definitions.  As used in the Plan, the following terms shall have
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the meanings set forth below:

          "affiliate" shall mean, with respect to any Person, any other Person that, at the date of determination, directly or indirectly, controls or is controlled by or under common control with such Person, as determined by the Committee. For the purposes of this definition, the term "controls," "is controlled by," or "under common control with" means possession, direct or indirect, of the power to direct or cause the direction of the management or policies of a Person whether through the ownership of voting securities, by contract or otherwise. Without limiting the generality of the foregoing, "affiliate" with respect to the Issuer shall at all times be defined to include the Company.

          "Board" shall mean the Board of Directors of the Issuer.

          "Cause" shall mean (i) with respect to a Participant who is a party to an employment agreement with the Issuer or any of its affiliates, the Participant engaging in behavior that constitutes "cause" under such employment agreement; and (ii) with respect to any Participant, (A) willful misconduct or willful malfeasance by the Participant in connection with his employment; (B) the Participant's conviction of, or plea of guilty or no contest to, any crime constituting a felony under the laws of the United States or any state thereof, any crime against the Issuer or any of its affiliates or any crime involving moral turpitude; or (C) the Participant's material breach of any of the provisions of the Partnership Agreement.

          "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

          "Committee" shall mean the Compensation Committee of the Board or any other person or persons designated by the Board to administer the Plan.

          "Company" shall mean Meristar Hospitality Operating Partnership, L.P., a Delaware limited partnership, together with any successor thereto.

          "Disability" shall mean a Participant's becoming physically or mentally incapacitated so that he is therefore reasonably expected to be unable with reasonable accommodation, for a period of six consecutive months or for an aggregate of nine
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(9) months in any eighteen (18) consecutive month period, to perform the essential functions of his job for the Issuer and/or its affiliates, as the case may be.

          "Effective Date" shall have the meaning set forth in Section 10(a) of this Plan.

          "Employment" and "termination of employment" and similar references shall include employment with and termination of employment from the Issuer and its participating affiliates. For this purpose, "employment" shall also be deemed to include service as a consultant to the Issuer and/or any of its participating affiliates on an independent contractor basis or, with respect to the Company, as a service partner thereof, but only for periods of a continuing and substantial consulting or service partner relationship, as determined by the Committee in its sole discretion. All determinations regarding employment shall be made by the Committee. In addition, the Committee shall, in its sole discretion, determine whether or not a leave of absence is a termination of employment.

          "Issuer" shall mean Meristar Hospitality Corporation, a Maryland corporation, together with any successor thereto.

          "Limited Partners" shall have the meaning set forth in the Partnership Agreement.

          "Participant" shall mean any officer, director, employee or consultant of the Issuer or its participating affiliates (or service partner of the Company) who is eligible for, and selected by the Committee to receive, an Option or Restricted Unit under the Plan.

          "Partnership Agreement" shall mean the Second Amended and Restated Operating Agreement of Meristar Hospitality Operating Partnership, L.P., dated August 3, 1998, as in effect from time to time.

          "Person" shall mean any individual, corporation, partnership, association, joint-stock company, trust, unincorporated organization, government or political subdivision thereof or other entity.

          "Plan" shall mean this Meristar Hospitality Corporation Profits-Only Operating Partnership Units ("POPs") Plan.

          "POPs" shall mean [Class P profits-only operating partnership units] of the Company.

          "Restricted Units" shall mean restricted POPs granted hereunder, as set forth in Section 7 of the Plan.


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          "Restricted Unit Agreement" shall mean any written agreement, contract, or other instrument or document (which may include provisions of an employment agreement to which the Issuer is a party) in a form approved by the Board which evidences any Restricted Unit granted hereunder, which may, but need not, be executed or acknowledged by a Participant.

          III.  Administration.
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                A.  The Plan shall be administered by the Committee. Subject to the terms of the Plan and applicable law, and in addition to other express powers and authorizations conferred on the Committee by the Plan, the Committee shall have full power and authority to:

                    1.  designate Participants;

                    2. determine the number of POPs or fractions thereof to be covered by, or with respect to which payments, rights or other matters are to be calculated in connection with, any grant under the Plan;

                    3. determine the terms and conditions of any grant under the Plan;

                    4. determine whether, to what extent, and under what circumstances grants under the Plan may be settled or exercised in cash, POPs, other securities or other property, or canceled, forfeited or suspended and the method or methods by which the grants under the Plan may be settled, exercised, canceled, forfeited or suspended;

                    5. interpret, administer, reconcile any inconsistency, correct any defect and/or supply any omission in the Plan and any instrument or agreement relating to, or any grant made under, the Plan; establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and

                    6. make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.

                B. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any grant made under the Plan shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon all Persons, including the Issuer and its affiliates, any Participant, and any holder or beneficiary of any grant made under the Plan.

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               C.  No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any grant made under the Plan.

          IV.  POPs.
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               A.   POPs.  Subject to adjustment as set forth in Section 4(b),
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the aggregate number of POPs with respect to which grants may be made under the
Plan shall be 2,000,000. If, after the Effective Date, any Restricted Units, are forfeited, or if any Restricted Unit has expired, terminated or been canceled for any reason whatsoever (other than by reason of exercise) and in either such case a Participant has received no benefits of ownership with respect to the forfeited POPs to which such expired, terminated or canceled Restricted Unit relates, then the POPs covered by such Restricted Unit shall again be available to be granted hereunder.

               B.  Adjustments.  In the event that the Committee determines
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that any dividend or other distribution (whether in the form of cash, POPs, securities or other property), recapitalization, reorganization, merger, consolidation, issuance or exchange of POPs, other ownership interests or other securities of the Issuer, issuance of warrants or other rights to purchase POPs, other ownership interests or other securities of the Company or other similar corporate transaction or event affects the POPs such that an adjustment is determined by the Committee in its discretion to be appropriate in order to prevent inappropriate dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee may, in such manner as it may deem equitable, adjust any or all of (i) the number and/or kind of POPs, other ownership interests or other securities of the Company (or number and kind of other securities or property) with respect to which grants may be made under the Plan and (ii) the number and/or kind of POPs, other ownership interests or other securities of the Company (or number and kind of other securities or property) subject to outstanding grants made under the Plan or (iii) make provision for a cash payment to the holder of an outstanding Restricted Unit under the Plan in consideration for the cancellation of such Restricted Unit. No adjustment shall be made on account of the grant of Restricted Units. Upon the issuance or redemption of Partnership Interests (as defined in the Partnership Agreement) in the Company, the number of POPs available under the Plan and the number of POPs subject to outstanding grants made under the Plan shall be equitably adjusted as determined by the Committee in its sole discretion to prevent inappropriate dilution or enlargement of the economic interest represented by such POPs.

          V.  Eligibility.  Any officer, director, employee or consultant of the
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Issuer and/or its participating affiliates (including any prospective officer or key employee or consultant) shall be eligible to be designated as a Participant in the Plan by the Committee.

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          VI.  Restricted Units Grants.  The Committee may issue or transfer
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Restricted Units to a Participant, upon such terms as the Committee deems appropriate.  The following provisions are applicable to Restricted Units:

               A.  General Requirements.  Restricted Units issued or transferred
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pursuant to a Restricted Unit Agreement may be issued or transferred for
consideration or for no consideration, as determined by the Committee,   The
Committee may establish conditions under which restrictions on Restricted Units shall lapse over a period of time or according to such other criteria as the Committee deems appropriate. The period of time during which the Restricted Units will remain subject to restrictions will be designated in the applicable Restricted Unit Agreement as the "Restriction Period."

               B.  Number of Units.  The Committee shall determine the number of
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Restricted Units to be issued or transferred and the restrictions applicable to such grant.

               C.  Requirement of Employment.  If the Participant ceases to be
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employed by the Issuer or any of its affiliates during a period designated in the applicable Restricted Unit Agreement as the Restriction Period, or if other specified conditions are not met, the Restricted Unit Agreement shall terminate as to all Restricted Units covered by the grant as to which the restriction have not lapsed, and those Restricted Units must be immediately returned to the Company. The Committee may, however, provide for complete or partial exceptions to this requirement as it deems appropriate.

               D.  Restrictions on Transfer and Legend on Certificate.  During
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the Restriction Period, a Participant may not sell, assign, transfer, pledge or otherwise dispose of the Restricted Units except as permitted under Section 9. Each certificate for Restricted Units shall contain a legend giving appropriate notice of the restrictions in the Restricted Unit Agreement. The Participant shall be entitled to have the legend removed from the certificate covering the Restricted Units subject to restrictions when all restrictions in such Restricted Units have lapsed. The Committee may determine that the Issuer will not issue certificates for Restricted Units until all restrictions on such Restricted Units have lapsed, or that the Issuer will retain possession of certificates for Restricted Units until all restrictions on such Restricted Units have lapsed.

               E.  Lapse of Restrictions.  All restrictions imposed on
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Restricted Units shall lapse upon the expiration of the applicable Restriction
Period and the satisfaction of all conditions imposed by the Committee. The Committee may determine, as to any or all Restricted Unit Grants, that the restrictions thereon shall lapse without regard to any Restriction Period.


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          VII.  Amendment and Termination.  The Committee may amend, alter,
                -------------------------
suspend, discontinue, or terminate the Plan or any portion thereof at any time; provided, that any such amendment, alteration, suspension, discontinuance or termination that would materially adversely affect the rights of any Participant shall not to that extent be effective without the written consent of the affected Participant.

          VIII.  General Provisions.
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                 A.  Nontransferability.  Except as provided in this paragraph,
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no Restricted Unit granted under the Plan shall be assignable or otherwise transferable by the Participant, either voluntarily or involuntarily, except by will or the laws of descent and distribution or in a sale or other transfer to the Company. Except as provided in this paragraph, prior to an IPO, POPs may not be assignable or otherwise transferrable other than by will or by the laws of descent and distribution, and any such transfer shall be void and unenforceable against the Company or an Affiliate. The Committee may in the applicable Restricted Unit Agreement or at any time thereafter in an amendment to such Restricted Unit Agreement, provide that Restricted Units granted hereunder may be transferred with or without consideration by the Participant, subject to such rules as the Committee may adopt to preserve the purposes of the Plan, to one or more of:

                     1. the Participant's spouse, children or grandchildren (including adopted children, stepchildren and grandchildren) (collectively, the "Immediate Family");

                     2. a trust solely for the benefit of the Participant and/or his Immediate Family;

                     3. a partnership or limited liability company, the partners or members of which are limited to the Participant and his Immediate Family; or

                     4.  any other person or entity authorized by the Committee.

(each transferee is hereinafter referred to as a "Permitted Transferee"); provided, however, that the Participant gives the Committee advance written notice describing the terms and conditions of the proposed transfer and the Committee notifies the Participant in writing that such a transfer would comply with the requirements of the Plan, any applicable Restricted Unit Agreement and any amendments thereto.

The terms and conditions of any Restricted Unit transferred in accordance with the immediately preceding sentence shall apply to the Permitted Transferee and any reference in the Plan or in an applicable Restricted Unit Agreement, or any amendment thereto, to a Participant shall be deemed to refer to the Permitted Transferee, except that: (x) Permitted Transferees shall not be entitled to transfer any Restricted Units other than by will or the laws of descent and distribution; (y) the Committee and the Issuer shall not


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be required to provide any notice to a Permitted Transferee, whether or not such notice is or would otherwise have been required to be given to the Participant under the Plan or otherwise; and (z) the effects of termination of employment as to the Restricted Units shall continue to be determined with respect to the employment and termination from employment of the Participant.

                 B.  Beneficiaries.  Each Participant may designate any
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person(s) or legal entity(ies), including his estate, as his beneficiary under the Plan. Such designation shall be made in writing on a form filed with the Secretary of the Company or his designee and may be revoked or changed by such Participant at any time by filing written notice of such revocation or change with the Secretary or the Company or his designee. If no person shall be designated by a Participant as his beneficiary or if no person designated as a beneficiary survives such Participant, the Participant's beneficiary shall be his estate.

                 C.  No Rights to Grants.  No Person shall have any claim to
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receive any grant under the Plan, and there is no obligation for uniformity of treatment of Participants or holders or beneficiaries of grants made under this Plan. The terms and conditions of grants made under the Plan and the Committee's determinations and interpretations with respect thereto need not be the same with respect to each Participant (whether or not such Participants are similarly situated).

                 D.  Certificates.  All certificates, if any, evidencing POPs
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or other interests in or securities of the Company or any Affiliate delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which such securities are then listed and any applicable Federal or state laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

                 E.  Delegation.  Subject to the terms of the Plan, the
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provisions of any Restricted Unit Agreement and applicable law, the Committee may delegate to one or more officers or managers of the Company or any Affiliate, or to a Committee of such officers or managers, the authority, subject to such terms and limitations as the Committee shall determine, to grant Restricted Units to, or to cancel, modify or waive rights with respect to, or to alter, discontinue, suspend or terminate Restricted Units held by Participants.

                 F.  Section 83(b) Election.  Unless the Committee determines
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otherwise, an individual granted a Restricted Unit will be required to make a timely, valid election under section 83(b) of the Internal Revenue Code of 1986, as amended.


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                 G.  Withholding.  A Participant may be required to pay to the
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Issuer, and the Issuer and its affiliates shall have the right and are hereby authorized to withhold from any payment due or transfer made under any Restricted Unit, under the Plan or from any compensation or other amount owing to a Participant, the amount (in cash, securities or other property) of any applicable federal, state and other governmental withholding taxes in respect of a Restricted Unit, its exercise or any payment or transfer under a Restricted Unit or the Plan and to take such other action as may be necessary in the opinion of the Issuer to satisfy all obligations for the payment of such taxes.

                 H.  Agreements.  Each Restricted Unit hereunder shall be
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evidenced by a Restricted Unit Agreement which shall be delivered to the
Participant and shall specify the terms and conditions of the Restricted Unit, and any rules applicable thereto.

                 I.  No Limit on Other Compensation Arrangements.  Nothing
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contained in the Plan shall prevent the Issuer or any affiliate from adopting or continuing in effect other compensation arrangements, which may, but need not, provide for the grant of Restricted Units, securities and other types of awards, and such arrangements may be either generally applicable or applicable only in specific cases.

                 J.  No Right to Employment.  No grant made hereunder shall be
                     ----------------------
construed as giving a Participant the right to be retained in the employ of, or in any other continuing relationship with, the Issuer or any affiliate of the Issuer.

                 K.  Special Incentive Compensation.  By acceptance of a grant
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hereunder, each Participant shall be deemed to have agreed that such grant is special incentive compensation that will not be taken into account, in any manner, as salary, compensation or bonus in determining the amount of any payment under any pension, retirement, life insurance, disability or other employee benefit plan of the Company or any affiliate of any other Person. In addition, each beneficiary of a deceased Participant shall be deemed to have agreed that such grant will not affect the amount of any life insurance coverage, if any, provided by any Person on the life of the Participant which is payable to such beneficiary under any life insurance plan covering employees.

                 L.  Governing Law.  The validity, construction and effect of
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the Plan and any rules and regulations relating to the Plan and any Restricted
Unit Agreement shall be determined in accordance with the laws of the State of New York applicable to agreements made and to be performed entirely within such state.

                 M.  Severability.  If any provision of the Plan or any grant
                     ------------
made hereunder is, becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or as to any Person or grant, or would disqualify the Plan or any grant under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or

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deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the grant, such provision shall be stricken as to such jurisdiction, Person or granted and the remainder of the Plan and any such grant shall remain in full force and effect.

                 N.  Other Laws.  The Committee may refuse to issue or
                     ----------
transfer any Restricted Units if, acting in its sole discretion, it determines that the issuance or transfer of such Restricted Units would violate any applicable law or regulation and any payment tendered to the Company by a Participant, other holder or beneficiary in connection with the grant of such Restricted Units shall be promptly refunded. Without limiting the generality of the foregoing, no Restricted Unit granted hereunder shall be construed as an offer to sell securities of the Company, and no such offer shall be outstanding, unless and until the Committee in its sole discretion has determined that any such offer, if made, would be in compliance with all applicable securities laws.

                 O.  No Trust or Fund Created.  Neither the Plan nor any grant
                     ------------------------
made under the Plan shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Issuer or any affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Issuer or any affiliate pursuant to a grant made under the Plan such right shall be no greater than the right of any unsecured general creditor of the Company or any affiliate.

                 P.  Headings.  Headings are used herein solely as a
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convenience to facilitate reference and shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

                 Q.  Amendment to Operating Agreement.  Neither the adoption of
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this Plan nor any grant hereunder shall restrict in any way the adoption of any amendment to the Partnership Agreement in accordance with the terms of such Agreement.

          IX.    Term of the Plan.
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                 A.  Effective Date.  The Plan, when approved by the Board,
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shall be effective as of March 29, 2000 (the "Effective Date").

                 B.  Expiration Date.  No grant shall be made under the Plan
                     ---------------
after the tenth anniversary of the Effective Date. Unless otherwise expressly provided in the Plan or in an applicable Restricted Unit, any Restricted Unit granted hereunder may, and the authority of the Committee to amend, alter, adjust, suspend, discontinue or terminate any conditions or rights under any such Restricted Unit shall, continue after the tenth anniversary of the Effective Date.

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